John Hancock Funds II
Supplement dated January 15, 2009 to the current
Prospectuses dated December 26, 2007 as revised September 30, 2008

Retirement Distribution Portfolio
Retirement Rising Distribution Portfolio

The following supplements the Annual Operating Expenses table:

The Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.